UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 21, 2021

Home Federal Bancorp, Inc. of Louisiana
(Exact name of registrant as specified in its charter)

Louisiana	001-35019	02-0815311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

624 Market Street, Shreveport, Louisiana	71101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(318) 222-1145

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	HFBL	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01           Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On July 21, 2021 (the “Notice Date”), Home Federal Bancorp, Inc. of Louisiana (the “Company”) informed LaPorte, A Professional Accounting Corporation (“LaPorte”) that the Audit Committee approved their dismissal as the Company’s independent registered public accounting firm upon completion of their audit of the Company’s financial statements and the firm’s report for the year ended June 30, 2021.

The reports of LaPorte on the Company’s financial statements for the years ended June 30, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2021 and 2020, there have been no "disagreements" (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with LaPorte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of LaPorte would have caused LaPorte to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal years ended June 30, 2021 and 2020, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided LaPorte with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that LaPorte furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the "SEC"), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not LaPorte agrees with the statements related to them made by the Company in this report. A copy of LaPorte’s letter to the SEC dated July 21, 2021 is attached as Exhibit 16.1 to this report.

(b) Engagement of Independent Registered Public Accounting Firm

On the Notice Date, the Company notified Dixon Hughes Goodman, LLP (“DHG”) that it had been selected to serve as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2022, subject to completion of DHG's customary client acceptance procedures. The selection of DHG was approved by the Audit Committee of the Company's Board of Directors on July 13, 2021 and approved by the Company's Board of Directors on July 21, 2021.

During the Company's two most recent fiscal years ended June 30, 2021 and 2020, and the subsequent interim period from July 1, 2021 through the Notice Date, neither the Company nor anyone acting on its behalf consulted with DHG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that DHG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event" (as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K and the related instructions, respectively).

Item 9.01             Financial Statements and Exhibits

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Letter from LaPorte to the Securities and Exchange Commission, dated July 21, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

Date: July 21, 2021	By:	/s/James R. Barlow
James R. Barlow
Chairman of the Board, President and Chief Executive Officer